UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2009

IntegraMed America, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20260	6-1150326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Manhattanville Road, Purchase, NY 10577
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 253-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2009, IntegraMed America, Inc. (“IntegraMed”) entered into an amendment to its service agreement with Fertility Centers of Illinois, S.C. (“FCI”) dated February 28, 1997. Pursuant to the amendment, as of November 1, 2009, the management fee paid to IntegraMed under the service agreement will be generally equal to the operating expenses associated with managing FCI’s medical practice plus nine and one-half percent (9.5%) of such expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAMED AMERICA, INC.
(Registrant)
Date: December 4, 2009
	By:	/s/ John W. Hlywak, Jr.
Name: John W. Hlywak, Jr.
Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)